Strategic Environmental & Energy Resources, Inc 10-12GA
EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Registration Statement of Strategic Environmental & Energy Resources, Inc. (the “Company”) on Form 10 for the annual period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Monty Lamirato, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/s/ Monty Lamirato
Monty Lamirato
Acting Chief Financial Officer
August 9, 2013